UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2020 (June 4, 2020)

SIRIUS XM HOLDINGS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34295	38-3916511
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Avenue of the Americas, 35th Floor, New York, NY
(Address of Principal Executive Offices)
10020
(Zip Code)

Registrant’s telephone number, including area code: (212) 584-5100
 Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock, $0.001 par value	SIRI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 4, 2020, we held our 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”). At the 2020 Annual Meeting, stockholders voted on the matters disclosed in our Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 21, 2020 in connection with the 2020 Annual Meeting. The final voting results for the matters submitted to a vote of stockholders are as follows:

Item 1 - Election of Directors

At the 2020 Annual Meeting, the holders of our common stock elected the persons listed below as directors.

	Votes Cast For	Votes Withheld	Broker Non-Votes

Joan L. Amble	3,719,958,674	9,467,328	466,034,358
George W. Bodenheimer	3,713,128,531	16,297,471	466,034,358
Mark D. Carleton	3,531,830,261	197,595,741	466,034,358
Eddy W. Hartenstein	3,718,042,888	11,383,114	466,034,358
James P. Holden	3,706,053,561	23,372,441	466,034,358
Gregory B. Maffei	3,454,199,961	275,226,041	466,034,358
Evan D. Malone	3,691,788,757	37,637,245	466,034,358
James E. Meyer	3,696,616,006	32,809,996	466,034,358
James F. Mooney	3,652,461,194	76,964,808	466,034,358
Michael Rapino	3,722,936,576	6,489,426	466,034,358
Kristina M. Salen	3,723,590,837	5,835,165	466,034,358
Carl E. Vogel	3,555,384,518	174,041,484	466,034,358
David M. Zaslav	3,457,048,920	272,377,082	466,034,358

Item 2 - Advisory Vote on Executive Compensation

The holders of our common stock approved, in a non-binding advisory vote, the compensation paid to our named executive officers as disclosed in the Proxy Statement.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
3,650,956,516	74,040,302	4,429,184	466,034,358

Item 3 - Ratification of Appointment of KPMG LLP as Our Independent Registered Public Accountants for 2020

The holders of our common stock ratified the appointment of KPMG LLP as our independent registered public accountants for 2020.

Votes Cast For	Votes Cast Against	Abstentions
4,168,249,300	20,602,688	6,608,372

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRIUS XM HOLDINGS INC.

By:	/s/ Patrick L. Donnelly
Patrick L. Donnelly Executive Vice President, General Counsel and Secretary

Dated: June 5, 2020